UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02742 )

Exact name of registrant as specified in charter: Putnam Equity Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2007

Date of reporting period: December 1, 2006— May 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Equity Income Fund

5|31|07

Semiannual Report

PUTNAM
INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.
U.S. POSTAGE 3¢

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Equity Income
Fund

5| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	31
Financial statements	32
Shareholder meeting results	55
Brokerage commissions	56

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise. After a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. The upward climb in the stock market has been largely unaffected by higher-trending interest rates since mid-May, though it remains to be seen whether current stock market levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the U.S. economy will weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed this summer.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended May 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Equity Income Fund:
seeking to harness the power of dividends

When a company is in a building phase, profits are generally reinvested in areas such as research or infrastructure. However, a large mature company that progressed beyond the growth stage will often use a portion of its profits for paid directly to its shareholders. Putnam Equity Income Fund is composed primarily of stocks of large and midsize companies that pay dividends to their shareholders.

The issuance of dividends can be a positive indicator, often signaling that a company is profitable and has excess funds after its expenses are paid. It also represents management’s confidence in continued financial corporate health. Dividends can act as tangible evidence of a company’s ability and commitment to create shareholder value. In addition, dividends can also act as an incentive for investors to hold stock in a stable company that is not experiencing a great deal of growth.

Investors have historically turned to dividend-paying stocks for several reasons. They can offer a cash-in-hand return (versus future capital appreciation that may or may not occur), even in a bear market. They can also be reinvested, allowing an investor to take advantage of the power of compounding, which can serve as a valuable wealth-building benefit. In addition, should individual stocks decline in price, their dividend-paying counterparts can provide a cushion for portfolio returns, lessening the impact of other holdings’ losses. Dividend-paying stocks have traditionally played an important part in retirement planning by offering an income stream for investors on fixed incomes.

By targeting dividend-paying companies, Putnam Equity Income Fund’s management team seeks to construct a portfolio of stocks whose issuing companies are undervalued and poised for positive change. The goal is to uncover stocks that will appreciate in value as the market recognizes their long-term worth. From the universe of U.S. mid- and large-capitalization value stocks, the team, together with Putnam’s equity analysts, seeks companies that are not only well established with solid fundamentals, but that continue to find ways to grow and remain profitable — and offer above-average dividends or dividend growth potential.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profit potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Dividends can bolster price appreciation
or help offset share price declines.

Performance snapshot

Putnam Equity
Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in bar chart do not reflect a sales charge. See page 13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The inception date of the fund’s benchmark, the Russell 1000 Value Index, was 12/31/78, which post-dates the inception date of class A shares of the fund (6/15/77).

Report from the fund managers

The period in review

Over the six months ended May 31, 2007, the first half of your fund’s 2007 fiscal year, mixed economic signals contributed to investors’ uncertainty and caused an increase in market volatility. The economy slowed noticeably while inflation inched up, dashing investors’ hopes that the Federal Reserve (the Fed) would lower interest rates in the near future. Nevertheless, most major stock and bond indexes ended the period with positive returns. Refinements in your fund’s investment process, made over the past year, have enhanced our ability to capitalize on the opportunities we identified during this period. This, combined with the favorable market conditions, helped the fund deliver superior performance. Based on results before sales charges, the fund outperformed its benchmark and the average of its peer group, Lipper Equity Income Funds. Our process refinements have led to what we consider a better balance of quantitative and fundamental analysis. We believe the enhanced process has made our stock selection more effective while reducing portfolio turnover. In our view, results for the semiannual period demonstrate the potential of our revised investment process to seek consistent, dependable, and superior results over the long term.

Market overview

Although the Dow Jones Industrial Average and the S&P 500 stock indexes reached all-time highs in the final two months of the period, there were troubling signs as well. The gross domestic product (GDP) growth rate of 1.3% in the first quarter was the lowest in four years. The correction in the housing market resulted in falling home prices and reduced equity for homeowners, which raised concerns that consumers would curb their spending and bruise the consumer cyclical sector. A record number of foreclosures hurt subprime mortgage lenders and introduced greater credit risk into the financials sector. Gas prices rose, as did inflation.

At the same time, cash-rich companies aggressively repurchased shares and paid generous dividends. Merger-and-acquisition activity heated up significantly. Corporate profits remained strong and interest rates held steady. Investors were active, and nearly all major stock and bond indexes posted positive gains for the period. Stocks outperformed bonds. Among stocks, results were mixed, with value styles dominating in the large-cap realm, and growth styles outperforming among smaller caps. Mid-cap stocks had the strongest gains overall. International stocks continued to deliver greater returns than domestic stocks. Among fixed-income securities, investors preferred higher-yielding corporate bonds and convertibles over the safety of Treasury bonds.

Strategy overview

Your fund invests in a broadly diversified portfolio of large- and mid-capitalization stocks that we believe are undervalued. We target stocks that we believe offer both attractive dividend income and the potential for long-term capital appreciation. Our stock selection process relies on a combination of quantitative and fundamental analysis to identify stocks that we believe are priced cheaply. We seek stocks of companies that are performing adequately while taking steps to increase shareholder value through share repurchases, debt retirement, and/or steady payment of

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 5/31/07. See pages 6 and 13 for additional fund performance information. Index definitions can be found on page 24.

dividends. After refining our stock selection process over the past year, we expect that the portfolio’s average annual turnover should decrease in the future.

Typically, we focus our efforts on selecting individual stocks, and we adjust sector weightings only slightly based on top-down, macroeconomic factors in an effort to enhance absolute and relative returns. Relative to the benchmark index, the portfolio had slight overweight positions in capital goods, technology, and conglomerates, and underweight positions in the energy and financial sectors. These allocations contributed positively to the fund’s returns, but we primarily attribute the fund’s superior results to successful stock picking within the sectors.

During the period, we assessed the risks associated with the decline of the housing market and subprime lending troubles. We were able to reduce the fund’s susceptibilty to these risks by selling holdings that we believed would be negatively affected. We continued to prefer companies that we believed would benefit from corporate capital spending, rather than those that rely on consumer spending. That strategy was beneficial.

Your fund’s holdings

Marathon Oil, a diversified energy company, continued to be a top contributor to fund returns. Marathon explores for, extracts, refines, transports, and markets petroleum products. The company significantly increased its

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

revenues and achieved fundamental improvements in production growth. The management team is focused on providing shareholders with higher returns. As Marathon’s share price has appreciated, it has become less appealing as a value stock; however, we believe its attractive dividend yield justifies retaining the position. Edison International, an electric company, was another strong performer during the period. As the share prices of utilities trended upward, shares of Edison remained relatively inexpensive and, in our view, represented an excellent value. A subsidiary of the company is involved in generating energy from wind power. We believe that this focus, combined with the favorable regulatory environment in California, bode well for Edison’s profits over the foreseeable future.

Long-term holding Verizon Communications performed well, and we think it is poised to appreciate further as the market recognizes the value of its huge investment in infrastructure over the past few years. The company has spent billions to build out its FiOS network of fiber-optic cables to deliver broadband capabilities to individual homes to compete with existing co-axial cables. We believe the new cables will significantly upgrade the quality of service available. We also believe that the market, in anticipation of the rollout of this improved service, will not hesitate to drive up the shares of Verizon. We established a position while

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each represented, as of 5/31/07. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry
Exxon Mobil Corp. (5.1%)	Oil and gas

Citigroup, Inc. (4.4%)	Financial

Bank of America Corp. (4.4%)	Banking

Verizon Communications, Inc. (3.7%)	Regional Bells

Edison International (2.9%)	Electric utilities

Tyco International, Ltd. (Bermuda) (2.8%)	Conglomerates

Marathon Oil Corp. (2.8%)	Oil and gas

Altria Group, Inc. (2.7%)	Tobacco

IBM Corp. (2.5%)	Computers

Pfizer, Inc. (2.5%)	Pharmaceuticals

the stock price was compellingly low. The fund has already benefited from Verizon’s generous dividends and we believe it will benefit from the company’s appreciation potential in the future.

Within any well-diversified portfolio, there are holdings that fail to meet expectations during any given period. The fund’s Johnson & Johnson shares tumbled during the period when the FDA voted to require further studies on the use of Procrit, J&J’s anemia drug, in the treatment of cancer patients. Competitor Amgen’s anemia drugs, Epogen and Aranesp, were scrutinized for the same reasons. We view this as a temporary setback for J&J, whose revenues come from a broad and diverse array of drugs and consumer products. We believe the company’s long-term prospects remain favorable.

Shares of Bank of America also fell, which we attribute to concerns about the weakening consumer segment in the wake of the housing correction. Bank of America’s operations are largely focused on the consumer segment. In addition, the company recently increased its exposure to consumer debt when it took over the MBNA credit card business. The company’s chief financial officer resigned during the period, adding another layer of concern for investors. We believe the recent decline is based on an investor overreaction and does not indicate any change in the company’s potential to continue its profitable growth.

Investment banking firm Bear Stearns creates mortgage-backed securities by repackaging groups of mortgage loans. Weakness in the mortgage market, particularly in the subprime market, put pressure on the company, and its share price fell. As of the end of the period, we were maintaining the position but monitoring developments closely.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Fund’s dividend increased

In December 2006, the fund’s dividend for class A shares was increased from $0.0680 to $0.0760 per share. This increase reflects higher dividend rates for a number of stocks held in the portfolio. Similar adjustments were made for other share classes.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Our outlook for the coming months is generally positive. We anticipate continued economic growth, with a possible slight acceleration as businesses begin to rebuild inventories that are now growing lean after a period of great excess. If we are correct, this will keep pressure on interest rates. While rates may not go up, we think it is less likely that they will go down. This would be a concern for the housing market in general and for homeowners who are relying on the equity in their homes to meet their financial needs. If home prices decline further, we would expect a fall-off in consumer spending and weaker consumer cyclicals stocks. We are monitoring all of these factors closely. Overall, we anticipate less robust earnings growth within a generally healthy economy. We also believe that stocks, relative to other asset classes, appear very attractive. Bond yields are trading near the bottom of their multi-decade range, while real estate prices are trading near the top of their historical ranges.

We continue to believe that large-cap stocks offer better value than mid- and small-cap stocks. By continuing to target stocks of well-managed companies offering higher-than-average dividend income and what we consider strong potential for attractive returns over time, we are working to provide you with a solid, equity-based foundation to pursue your long-term financial goals.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Your fund’s performance

This section shows your fund’s performance for periods ended May 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund's current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 5/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.40%	11.20%	10.44%	10.44%	10.56%	10.56%	10.71%	10.59%	11.12%	11.48%

10 years	147.38	134.36	129.58	129.58	129.65	129.65	135.39	127.68	141.44	152.76
Annual average	9.48	8.89	8.67	8.67	8.67	8.67	8.94	8.58	9.21	9.72

5 years	68.55	59.70	62.41	60.41	62.43	62.43	64.34	59.00	66.57	70.71
Annual average	11.01	9.81	10.19	9.91	10.19	10.19	10.45	9.72	10.74	11.29

3 years	55.61	47.45	52.17	49.17	52.15	52.15	53.32	48.38	54.40	56.82
Annual average	15.88	13.82	15.02	14.26	15.02	15.02	15.31	14.06	15.58	16.18

1 year	26.53	19.91	25.62	20.62	25.64	24.63	25.92	21.82	26.22	26.89

6 months	12.60	6.70	12.18	7.18	12.15	11.15	12.31	8.65	12.49	12.73

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 5/31/07

		Lipper Equity
	Russell 1000	Income Funds
	Value Index	category average*

Annual average
(life of fund)	—†	12.23%

10 years	173.65%	132.36
Annual average	10.59	8.68

5 years	80.30	64.86
Annual average	12.51	10.45

3 years	63.31	53.47
Annual average	17.76	15.30

1 year	25.58	23.04

6 months	11.21	10.86

Index and Lipper results should be compared to fund performance at net asset value.

† The inception date of the Russell 1000 Value Index was 12/31/78.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/07, there were 260, 246, 191, 125, 85, and 4 funds, respectively, in this Lipper category.

Fund’s annual operating expenses

For the fiscal year ended 11/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	0.97%	1.72%	1.72%	1.47%	1.22%	0.72%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Fund price and distribution information

For the six-month period ended 5/31/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.152		$0.085	$0.087	$0.108		$0.136	$0.173

Capital gains	—		—	—	—		—	—

Total	$0.152		$0.085	$0.087	$0.108		$0.136	$0.173

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/06	$17.35	$18.31	$17.18	$17.24	$17.21	$17.79	$17.29	$17.36

5/31/07	19.37	20.44	19.18	19.24	19.21	19.86	19.30	19.38

Current yield
(end of period)
Current
dividend rate[1]	1.57%	1.49%	0.86%	0.87%	1.10%	1.07%	1.39%	1.80%

Current 30-day
SEC yield[2]	1.49	1.42	0.76	0.76	1.01	0.97	1.25	1.74

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.28%	11.09%	10.33%	10.33%	10.45%	10.45%	10.60%	10.48%	11.01%	11.37%

10 years	134.20	121.91	117.23	117.23	117.24	117.24	122.77	115.56	128.36	139.31
Annual average	8.88	8.30	8.07	8.07	8.07	8.07	8.34	7.98	8.61	9.12

5 years	74.59	65.43	68.08	66.08	68.08	68.08	70.31	64.78	72.40	76.74
Annual average	11.79	10.59	10.94	10.68	10.94	10.94	11.24	10.50	11.51	12.06

3 years	48.75	40.93	45.45	42.45	45.47	45.47	46.58	41.78	47.58	49.92
Annual average	14.15	12.12	13.30	12.52	13.31	13.31	13.59	12.34	13.85	14.45

1 year	23.61	17.13	22.62	17.62	22.64	21.64	22.98	18.98	23.24	23.90

6 months	8.04	2.35	7.56	2.56	7.61	6.61	7.76	4.25	7.83	8.17

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Equity Income Fund from December 1, 2006, to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.19	$ 9.15	$ 9.15	$ 7.83	$ 6.52	$ 3.87

Ending value (after expenses)	$1,126.00	$1,121.80	$1,121.50	$1,123.10	$1,124.90	$1,127.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2007, use the calculation method below. To find the value of your investment on December 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 12/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.94	$ 8.70	$ 8.70	$ 7.44	$ 6.19	$ 3.68

Ending value (after expenses)	$1,020.04	$1,016.31	$1,016.31	$1,017.55	$1,018.80	$1,021.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	0.98%	1.73%	1.73%	1.48%	1.23%	0.73%

Average annualized expense
ratio for Lipper peer group*	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Equity Income Fund	77%	52%	46%	65%	59%*

Lipper Equity Income Funds
category average	42%	45%	46%	51%	53%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

* Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. Bartlett Geer is the Portfolio Leader and Austin Kairnes is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

Trustee and Putnam employee fund ownership

As of May 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 800,000	$ 96,000,000

Putnam employees	$12,908,000	$476,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $2,100,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation attributable to research, trading, administration, executive oversight, systems, compliance, or fund operations functions; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Bartlett Geer and Austin Kairnes do not manage any other Putnam mutual funds, but they may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended May 31, 2007, Portfolio Member Kevin Cronin left your fund’s management team, but continues in other fund management roles at Putnam.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 5/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 10th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Equity Income Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

59th	44th	27th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 223, 156, and 126 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Equity Income Funds category for the one-, five- and ten-year periods ended June 30, 2007, were 14%, 33%, and 35%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 33rd out of 246, 39th out of 120, and 28th out of 81 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection
with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, Marsh & McLennan Companies, Inc. announced on February 1, 2007 that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed this summer.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/07 (Unaudited)

COMMON STOCKS (97.5%)*

	Shares	Value

Aerospace and Defense (1.5%)
L-3 Communications Holdings, Inc.	254,300	$24,224,618
Lockheed Martin Corp.	111,900	10,977,390
Raytheon Co.	429,000	23,852,400
		59,054,408

Banking (7.9%)
Bank of America Corp.	3,514,100	178,200,011
PNC Financial Services Group	782,200	57,726,360
U.S. Bancorp (S)	1,181,300	40,849,354
Wachovia Corp.	533,500	28,910,365
Wells Fargo & Co.	513,800	18,543,042
		324,229,132

Beverage (0.7%)
Anheuser-Busch Cos., Inc.	381,600	20,354,544
Pepsi Bottling Group, Inc. (The)	191,100	6,686,589
		27,041,133

Broadcasting (0.3%)
Clear Channel Communications, Inc.	309,621	11,889,446

Building Materials (1.2%)
Sherwin-Williams Co. (The)	751,700	50,844,988

Capital Goods (0.1%)
Eaton Corp.	61,700	5,783,758

Chemicals (2.1%)
Lubrizol Corp. (The)	402,000	26,419,440
Rohm & Haas Co.	1,139,400	60,399,594
		86,819,034

Computers (4.3%)
EMC Corp. † (S)	2,037,900	34,420,131
Hewlett-Packard Co.	855,700	39,114,047
IBM Corp. (S)	969,900	103,391,340
		176,925,518

Conglomerates (4.8%)
General Electric Co.	572,200	21,503,276
Honeywell International, Inc.	862,100	49,924,211
Textron, Inc.	79,600	8,541,080
Tyco International, Ltd. (Bermuda)	3,446,500	114,975,240
		194,943,807

COMMON STOCKS (97.5%)* continued

	Shares	Value

Consumer Finance (1.2%)
Capital One Financial Corp. (S)	112,700	$8,991,206
Countrywide Financial Corp.	1,000,000	38,940,000
		47,931,206

Consumer Goods (2.6%)
Clorox Co.	363,400	24,398,676
Newell Rubbermaid, Inc.	1,459,800	46,363,248
Procter & Gamble Co. (The)	550,400	34,977,920
		105,739,844

Electric Utilities (5.4%)
Edison International	2,011,700	117,221,759
FirstEnergy Corp.	1,314,400	90,995,912
Pepco Holdings, Inc. (S)	302,200	9,023,692
Westar Energy, Inc.	147,300	3,904,923
		221,146,286

Electronics (0.2%)
Atmel Corp. †	1,426,600	7,974,694

Energy (0.4%)
BJ Services Co. (S)	609,300	17,870,769

Financial (9.0%)
Assurant, Inc. (S)	515,800	30,664,310
Citigroup, Inc.	3,309,000	180,307,410
Freddie Mac	289,100	19,308,989
JPMorgan Chase & Co.	1,784,900	92,511,367
MGIC Investment Corp. (S)	686,100	44,596,500
		367,388,576

Food (0.9%)
General Mills, Inc. (S)	357,200	21,874,928
Kraft Foods, Inc. Class A	397,011	13,434,852
		35,309,780

Forest Products and Packaging (0.3%)
Packaging Corp. of America	401,300	10,377,618

Health Care Services (1.4%)
IMS Health, Inc. (S)	409,600	13,393,920
McKesson Corp.	320,700	20,245,791
WellPoint, Inc. †	290,200	23,625,182
		57,264,893

Insurance (5.2%)
ACE, Ltd. (Bermuda)	853,600	52,556,152
Axis Capital Holdings, Ltd. (Bermuda)	771,731	30,537,396
Chubb Corp. (The) (S)	588,200	32,274,534
Conseco, Inc. †	1,114,002	21,956,979

COMMON STOCKS (97.5%)* continued

	Shares	Value

Insurance continued
Fidelity National Title Group, Inc. Class A	300,200	$8,417,608
PartnerRe, Ltd. (Bermuda) (S)	300,999	23,116,723
Prudential Financial, Inc. (S)	194,500	19,842,890
Travelers Cos., Inc. (The)	437,200	23,683,124
		212,385,406

Investment Banking/Brokerage (6.6%)
Allied Capital Corp. (S)	1,899,456	60,212,755
Apollo Investment Corp.	400,900	9,433,177
Bear Stearns Cos., Inc. (The)	395,100	59,249,196
Goldman Sachs Group, Inc. (The)	368,200	84,987,924
IndyMac Bancorp, Inc. (S)	191,200	6,420,496
Morgan Stanley	581,400	49,442,256
		269,745,804

Lodging/Tourism (0.4%)
Wyndham Worldwide Corp. †	439,200	16,338,240

Machinery (2.1%)
Cummins, Inc.	205,500	19,364,265
Parker-Hannifin Corp.	659,900	66,887,464
		86,251,729

Manufacturing (0.3%)
Teleflex, Inc.	163,600	13,137,080

Media (0.4%)
Time Warner, Inc.	526,300	11,247,031
Walt Disney Co. (The)	162,200	5,748,368
		16,995,399

Medical Technology (0.5%)
Becton, Dickinson and Co.	172,500	13,153,125
PerkinElmer, Inc.	298,130	7,903,426
		21,056,551

Metals (0.8%)
Freeport-McMoRan Copper & Gold, Inc. Class B	118,268	9,307,692
Nucor Corp.	41,100	2,775,894
Steel Dynamics, Inc. (S)	213,500	10,013,150
United States Steel Corp.	107,100	12,119,436
		34,216,172

Natural Gas Utilities (0.1%)
Atmos Energy Corp.	184,200	5,966,238

Oil & Gas (13.9%)
BP PLC ADR (United Kingdom)	1,085,800	72,759,458
ConocoPhillips	145,300	11,250,579
Devon Energy Corp.	489,200	37,560,776

COMMON STOCKS (97.5%)* continued

	Shares	Value

Oil & Gas continued
Exxon Mobil Corp.	2,509,600	$208,723,432
Marathon Oil Corp.	923,200	114,301,392
Occidental Petroleum Corp.	863,500	47,466,595
Total SA (France)	439,406	33,103,442
Valero Energy Corp. (S)	573,900	42,824,418
		567,990,092

Pharmaceuticals (5.4%)
Bristol-Myers Squibb Co.	349,200	10,584,252
Eli Lilly Co.	637,800	37,387,836
Johnson & Johnson	826,400	52,286,328
Pfizer, Inc.	3,726,500	102,441,485
Wyeth	283,700	16,409,208
		219,109,109

Power Producers (0.5%)
Mirant Corp. †	466,200	21,631,680

Publishing (0.5%)
R. R. Donnelley & Sons Co.	466,300	19,966,966

Regional Bells (3.9%)
Qwest Communications International, Inc. † (S)	678,500	6,981,765
Verizon Communications, Inc. (S)	3,501,500	152,420,295
		159,402,060

Retail (2.2%)
Barnes & Noble, Inc.	97,200	4,157,244
Big Lots, Inc. † (S)	565,000	17,797,500
Circuit City Stores-Circuit City Group	509,100	8,181,237
Foot Locker, Inc.	597,700	13,113,538
Supervalu, Inc.	789,100	37,592,724
TJX Cos., Inc. (The)	354,100	9,904,177
		90,746,420

Schools (0.4%)
Apollo Group, Inc. Class A † (S)	365,400	17,528,238

Semiconductor (0.6%)
Applied Materials, Inc.	1,241,600	23,714,560

Shipping (0.2%)
Overseas Shipholding Group	121,300	9,649,415

Software (0.9%)
Oracle Corp. †	1,025,400	19,872,252
Symantec Corp. † (S)	741,400	14,820,586
		34,692,838

COMMON STOCKS (97.5%)* continued

	Shares	Value

Technology Services (0.8%)
Automatic Data Processing, Inc.	411,500	$20,451,550
Computer Sciences Corp. †	216,900	12,016,260
		32,467,810

Telecommunications (2.7%)
Citizens Communications Co. (S)	255,100	4,043,335
Embarq Corp.	1,258,600	80,877,636
Sprint Nextel Corp.	1,098,300	25,096,155
		110,017,126

Telephone (1.0%)
AT&T, Inc.	727,900	30,091,386
Windstream Corp.	799,500	12,008,490
		42,099,876

Tobacco (3.1%)
Altria Group, Inc.	1,554,500	110,524,950
Loews Corp. — Carolina Group	232,136	18,048,574
		128,573,524

Trucks & Parts (0.2%)
Autoliv, Inc. (Sweden)	103,400	6,172,980

Waste Management (0.5%)
Waste Management, Inc.	486,400	18,809,088

Total common stocks (cost $3,095,181,046)		$3,987,199,291

CONVERTIBLE PREFERRED STOCKS (2.0%)*

	Shares	Value

Citigroup Funding, Inc. Ser. GNW, 4.583% cv. pfd.	426,500	$14,091,560
Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	225,726	27,707,867
Lehman Brothers Holdings, Inc. $1.563 cv. pfd.	287,400	8,262,750
Platinum Underwriters Holdings, Ltd. Ser. A,
6.00% cv. pfd. (Bermuda)	969,020	31,129,768

Total convertible preferred stocks (cost $72,514,925)		$81,191,945

CONVERTIBLE BONDS AND NOTES (0.3%)* (cost $11,240,000)

	Principal amount	Value

EMC Corp. 144A cv. sr. notes 1 3/4s, 2013	$11,240,000	$13,628,500

WARRANTS (—%)*† (cost $—)

	Expiration date	Strike Price	Warrants	Value

Raytheon Co.	6/16/11	$37.50	12,063	$238,003

SHORT-TERM INVESTMENTS (7.6%)*

			Principal amount/shares	Value
Short-term investments held as collateral for loaned
securities with yields ranging from 5.08% to 5.46%
and due dates ranging from June 1, 2007 to July 30,
2007 (d)			$306,820,971	$306,256,539

Putnam Prime Money Market Fund (e)			6,104,345	6,104,345

Total short-term investments (cost $312,360,884)				$312,360,884

TOTAL INVESTMENTS
Total investments (cost $3,491,296,855)				$4,394,618,623

* Percentages indicated are based on net assets of $4,089,578,566.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at May 31, 2007.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $338,848,789
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,485,192,510)	$4,388,514,278
Affiliated issuers (identified cost $6,104,345) (Note 5)	6,104,345

Dividends, interest and other receivables	10,906,451

Receivable for shares of the fund sold	4,488,909

Total assets	4,410,013,983

LIABILITIES

Payable for shares of the fund repurchased	6,335,626

Payable for compensation of Manager (Notes 2 and 5)	4,851,922

Payable for investor servicing and custodian fees (Note 2)	593,753

Payable for Trustee compensation and expenses (Note 2)	286,906

Payable for administrative services (Note 2)	4,134

Payable for distribution fees (Note 2)	1,837,991

Collateral on securities loaned, at value (Note 1)	306,256,539

Other accrued expenses	268,546

Total liabilities	320,435,417

Net assets	$4,089,578,566

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,921,136,298

Undistributed net investment income (Note 1)	34,454,110

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	230,666,390

Net unrealized appreciation of investments	903,321,768

Total — Representing net assets applicable to capital shares outstanding	$4,089,578,566

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,051,870,977 divided by 157,518,098 shares)	$19.37

Offering price per class A share
(100/94.75 of $19.37)*	$20.44

Net asset value and offering price per class B share
($561,372,180 divided by 29,269,790 shares)**	$19.18

Net asset value and offering price per class C share
($105,174,077 divided by 5,466,420 shares)**	$19.24

Net asset value and redemption price per class M share
($59,899,194 divided by 3,117,698 shares)	$19.21

Offering price per class M share
(100/96.75 of $19.21)*	$19.86

Net asset value, offering price and redemption price per class R share
($6,473,742 divided by 335,409 shares)	$19.30

Net asset value, offering price and redemption price per class Y share
($304,788,396 divided by 15,724,356 shares)	$19.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $88,934)	$ 49,622,927

Interest (including interest income of $384,391
from investments in affiliated issuers) (Note 5)	545,925

Securities lending	1,827,235

Total investment income	51,996,087

EXPENSES

Compensation of Manager (Note 2)	9,533,759

Investor servicing fees (Note 2)	3,995,577

Custodian fees (Note 2)	151,362

Trustee compensation and expenses (Note 2)	95,511

Administrative services (Note 2)	39,780

Distribution fees — Class A (Note 2)	3,531,870

Distribution fees — Class B (Note 2)	2,861,681

Distribution fees — Class C (Note 2)	495,076

Distribution fees — Class M (Note 2)	214,251

Distribution fees — Class R (Note 2)	13,173

Other	338,808

Non-recurring costs (Notes 2 and 6)	2,268

Cost assumed by Manager (Notes 2 and 6)	(2,268)

Fees waived and reimbursed by Manager (Note 5)	(5,964)

Total expenses	21,264,884

Expense reduction (Note 2)	(298,446)

Net expenses	20,966,438

Net investment income	31,029,649

Net realized gain on investments (Notes 1 and 3)	192,652,896

Net realized loss on foreign currency transactions (Note 1)	(2,727)

Net unrealized appreciation of investments during the period	237,496,553

Net gain on investments	430,146,722

Net increase in net assets resulting from operations	$461,176,371

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	5/31/07*	11/30/06

Operations:
Net investment income	$ 31,029,649	$ 57,770,063

Net realized gain on investments
and foreign currency transactions	192,650,169	441,639,465

Net unrealized appreciation of investments	237,496,553	91,395,200

Net increase in net assets resulting from operations	461,176,371	590,804,728

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(23,838,404)	(37,177,895)

Class B	(2,829,910)	(4,877,049)

Class C	(484,591)	(693,047)

Class M	(347,979)	(530,431)

Class R	(38,635)	(37,036)

Class Y	(2,877,762)	(5,625,951)

Net realized short-term gain on investments

Class A	—	(40,747,039)

Class B	—	(9,010,088)

Class C	—	(1,456,828)

Class M	—	(841,613)

Class R	—	(55,338)

Class Y	—	(4,398,015)

From net realized long-term gain on investments

Class A	—	(246,753,846)

Class B	—	(54,562,836)

Class C	—	(8,822,184)

Class M	—	(5,096,594)

Class R	—	(335,110)

Class Y	—	(26,633,278)

Redemption fees (Note 1)	5,330	5,647

Increase (decrease) from capital share transactions (Note 4)	(126,672,174)	71,493,067

Total increase in net assets	304,092,246	214,649,264

NET ASSETS
Beginning of period	3,785,486,320	3,570,837,056

End of period (including undistributed net investment
income of $34,454,110 and $33,841,742, respectively)	$4,089,578,566	$3,785,486,320

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands) assets (%)(c)		net assets (%)	(%)

CLASS A
May 31, 2007**	$17.35	.16(d)	2.01	2.17	(.15)	—	(.15)	—(g)	$19.37	12.60*	$3,051,871	.49*(d)	.86*(d)	31.33*
November 30, 2006	16.71	.31(d,e)	2.62	2.93	(.26)	(2.03)	(2.29)	—(g)	17.35	17.73	2,732,861	.95(d,e)	1.74(d,e)	76.99
November 30, 2005	16.83	.28(d,f)	1.23	1.51	(.23)	(1.40)	(1.63)	—(g)	16.71	8.99	2,387,387	.98(d)	1.58(d,f)	52.27
November 30, 2004	14.84	.24(d)	1.96	2.20	(.21)	—	(.21)	—(g)	16.83	14.93	2,033,669	1.07(d)	1.51(d)	46.07
November 30, 2003	13.15	.23	1.67	1.90	(.21)	—	(.21)	—	14.84	14.64	1,757,848	1.02	1.70	65.45
November 30, 2002	14.62	.23	(1.30)	(1.07)	(.19)	(.21)	(.40)	—	13.15	(7.52)	1,395,261	1.00	1.65	59.27(h)

CLASS B
May 31, 2007**	$17.18	.09(d)	2.00	2.09	(.09)	—	(.09)	—(g)	$19.18	12.18*	$561,372	.87*(d)	.48*(d)	31.33*
November 30, 2006	16.56	.17(d,e)	2.61	2.78	(.13)	(2.03)	(2.16)	—(g)	17.18	16.86	598,199	1.70(d,e)	.96(d,e)	76.99
November 30, 2005	16.68	.14(d,f )	1.24	1.38	(.10)	(1.40)	(1.50)	—(g)	16.56	8.24	725,437	1.73(d)	.83(d,f)	52.27
November 30, 2004	14.71	.12(d)	1.94	2.06	(.09)	—	(.09)	—(g)	16.68	14.07	819,239	1.82(d)	.76(d)	46.07
November 30, 2003	13.05	.13	1.65	1.78	(.12)	—	(.12)	—	14.71	13.72	696,081	1.77	.95	65.45
November 30, 2002	14.51	.12	(1.29)	(1.17)	(.08)	(.21)	(.29)	—	13.05	(8.22)	520,369	1.75	.90	59.27(h)

CLASS C
May 31, 2007**	$17.24	.09(d)	2.00	2.09	(.09)	—	(.09)	—(g)	$19.24	12.15*	$105,174	.87*(d)	.49*(d)	31.33*
November 30, 2006	16.61	.17(d,e)	2.62	2.79	(.13)	(2.03)	(2.16)	—(g)	17.24	16.90	96,929	1.70(d,e)	.98(d,e)	76.99
November 30, 2005	16.74	.14(d,f)	1.23	1.37	(.10)	(1.40)	(1.50)	—(g)	16.61	8.18	90,222	1.73(d)	.83(d,f)	52.27
November 30, 2004	14.76	.12(d)	1.95	2.07	(.09)	—	(.09)	—(g)	16.74	14.09	80,165	1.82(d)	.76(d)	46.07
November 30, 2003	13.10	.13	1.65	1.78	(.12)	—	(.12)	—	14.76	13.70	68,065	1.77	.93	65.45
November 30, 2002	14.56	.12	(1.28)	(1.16)	(.09)	(.21)	(.30)	—	13.10	(8.15)	40,600	1.75	.90	59.27(h)

CLASS M
May 31, 2007**	$17.21	.11(d)	2.00	2.11	(.11)	—	(.11)	—(g)	$19.21	12.31*	$59,899	.74*(d)	.61*(d)	31.33*
November 30, 2006	16.59	.21(d,e)	2.62	2.83	(.18)	(2.03)	(2.21)	—(g)	17.21	17.15	56,203	1.45(d,e)	1.23(d,e)	76.99
November 30, 2005	16.70	.19(d,f)	1.23	1.42	(.13)	(1.40)	(1.53)	—(g)	16.59	8.49	53,673	1.48(d)	1.11(d,f)	52.27
November 30, 2004	14.73	.16(d)	1.94	2.10	(.13)	—	(.13)	—(g)	16.70	14.32	133,313	1.57(d)	1.01(d)	46.07
November 30, 2003	13.06	.14	1.68	1.82	(.15)	—	(.15)	—	14.73	14.05	132,718	1.52	1.20	65.45
November 30, 2002	14.52	.25	(1.38)	(1.13)	(.12)	(.21)	(.33)	—	13.06	(7.93)	99,382	1.50	1.16	59.27(h)

CLASS R
May 31, 2007**	$17.29	.14(d)	2.01	2.15	(.14)	—	(.14)	—(g)	$19.30	12.49*	$6,474	.62*(d)	.75*(d)	31.33*
November 30, 2006	16.67	.27(d,e)	2.60	2.87	(.22)	(2.03)	(2.25)	—(g)	17.29	17.38	3,734	1.20(d,e)	1.51(d,e)	76.99
November 30, 2005	16.79	.23(d,f)	1.24	1.47	(.19)	(1.40)	(1.59)	—(g)	16.67	8.75	2,417	1.23(d)	1.33(d,f)	52.27
November 30, 2004	14.81	.20(d)	1.96	2.16	(.18)	—	(.18)	—(g)	16.79	14.65	1,280	1.32(d)	1.28(d)	46.07
November 30, 2003†	12.90	.18	1.89	2.07	(.16)	—	(.16)	—	14.81	16.16*	487	1.09*	1.24*	65.45

CLASS Y
May 31, 2007**	$17.36	.18(d)	2.01	2.19	(.17)	—	(.17)	—(g)	$19.38	12.73*	$304,788	.37*(d)	.99*(d)	31.33*
November 30, 2006	16.72	.35(d,e)	2.63	2.98	(.31)	(2.03)	(2.34)	—(g)	17.36	18.01	297,560	.70(d,e)	1.97(d,e)	76.99
November 30, 2005	16.83	.32(d,f)	1.24	1.56	(.27)	(1.40)	(1.67)	—(g)	16.72	9.31	311,701	.73(d)	1.84(d,f)	52.27
November 30, 2004	14.84	.28(d)	1.96	2.24	(.25)	—	(.25)	—(g)	16.83	15.22	385,798	.82(d)	1.76(d)	46.07
November 30, 2003	13.16	.26	1.66	1.92	(.24)	—	(.24)	—	14.84	14.83	367,653.77		1.90	65.45
November 30, 2002	14.62	.19	(1.22)	(1.03)	(.22)	(.21)	(.43)	—	13.16	(7.22)	152,130.75		1.91	59.27(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	45

Financial highlights (Continued)

* Not annualized

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to November 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

May 31, 2007	<0.01%

November 30, 2006	<0.01

November 30, 2005	<0.01

November 30, 2004	<0.01

(e) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended November 30, 2006.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(g) Amount represent less than $0.01 per share.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Equity Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2007, the value of securities loaned amounted to $338,848,789. The fund received cash collateral of $306,256,539 which is pooled with collateral of other Putnam funds into 47 issues of high-grade short-term investments. The fund also received high-quality, highly-rated securities of $41,181,074 in non-cash collateral.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $3,510,392,020 resulting in gross unrealized appreciation and depreciation of $894,495,998 and $10,269,395, respectively, or net unrealized appreciation of $884,226,603.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended May 31, 2007, Putnam Management did not waive any of its management fee from the fund.

For the period ended May 31, 2007, Putnam Management has assumed $2,268 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended May 31, 2007, the fund incurred $4,128,079 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC's and State Street Bank and Trust Company's fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the six months ended May 31, 2007, the fund's expenses were reduced by $298,446 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $986, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan. The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the

Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended May 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $130,624 and $1,083 from the sale of class A and class M shares, respectively, and received $162,339 and $1,782 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2007, Putnam Retail Management, acting as underwriter, received $349 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,205,446,813 and $1,314,087,038, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 5/31/07:
Shares sold	17,075,764	$ 308,062,829

Shares issued
in connection
with reinvestment
of distributions	1,257,991	22,298,175

	18,333,755	330,361,004

Shares
repurchased	(18,295,811)	(328,951,054)

Net increase	37,944	$ 1,409,950

Year ended 11/30/06:
Shares sold	30,314,981	$ 534,589,848

Shares issued
in connection
with reinvestment
of distributions	17,707,816	306,737,714

	48,022,797	841,327,562

Shares
repurchased	(33,394,271)	(588,456,392)

Net increase	14,628,526	$ 252,871,170

CLASS B	Shares	Amount

Six months ended 5/31/07:
Shares sold	1,857,462	$ 33,056,474

Shares issued
in connection
with reinvestment
of distributions	146,179	2,568,500

	2,003,641	35,624,974

Shares
repurchased	(7,554,549)	(135,150,038)

Net decrease	(5,550,908)	$ (99,525,064)

Year ended 11/30/06:
Shares sold	3,808,212	$ 66,598,868

Shares issued
in connection
with reinvestment
of distributions	3,652,838	62,651,424

	7,461,050	129,250,292

Shares
repurchased	(16,451,888)	(286,864,002)

Net decrease	(8,990,838)	$ (157,613,710)

CLASS C	Shares	Amount
Six months ended 5/31/07:
Shares sold	382,667	$ 6,827,199

Shares issued
in connection
with reinvestment
of distributions	23,646	416,784

	406,313	7,243,983

Shares
repurchased	(563,641)	(10,052,501)

Net decrease	(157,328)	$ (2,808,518)

Year ended 11/30/06:
Shares sold	773,213	$ 13,564,362

Shares issued
in connection
with reinvestment
of distributions	559,880	9,636,606

	1,333,093	23,200,968

Shares
repurchased	(1,140,570)	(19,885,142)

Net increase	192,523	$ 3,315,826

CLASS M	Shares	Amount

Six months ended 5/31/07:
Shares sold	203,665	$ 3,620,176

Shares issued
in connection
with reinvestment
of distributions	18,910	332,677

	222,575	3,952,853

Shares
repurchased	(370,567)	(6,632,615)

Net decrease	(147,992)	(2,679,762)

Year ended 11/30/06:
Shares sold	370,935	6,577,678

Shares issued
in connection
with reinvestment
of distributions	366,493	6,297,477

	737,428	12,875,155

Shares
repurchased	(707,125)	(12,358,074)

Net increase	30,303	517,081

CLASS R	Shares	Amount
Six months ended 5/31/07:
Shares sold	138,376	$ 2,457,765

Shares issued
in connection
with reinvestment
of distributions	1,951	34,488

	140,327	2,492,253

Shares
repurchased	(20,839)	(374,062)

Net increase	119,488	$ 2,118,191

Year ended 11/30/06:
Shares sold	73,457	$ 1,293,696

Shares issued
in connection
with reinvestment
of distributions	21,202	366,067

	94,659	1,659,763

Shares
repurchased	(23,764)	(414,302)

Net increase	70,895	$ 1,245,461

CLASS Y	Shares	Amount

Six months ended 5/31/07:
Shares sold	2,332,949	$ 41,864,234

Shares issued
in connection
with reinvestment
of distributions	162,382	2,877,762

	2,495,331	44,741,996

Shares
repurchased	(3,911,691)	(69,928,967)

Net decrease	(1,416,360)	$ (25,186,971)

Year ended 11/30/06:
Shares sold	3,605,122	$ 63,590,797

Shares issued
in connection
with reinvestment
of distributions	2,115,204	36,657,244

	5,720,326	100,248,041

Shares
repurchased	(7,225,830)	(129,090,802)

Net decrease	(1,505,504)	$ (28,842,761)

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended May 31, 2007, management fees paid were reduced by $5,964 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $384,391 for the period ended May 31, 2007. During the period ended May 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $197,280,110 and $217,702,819, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management's ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting
results (Unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions
125,063,638	4,505,014	4,691,991

All tabulations are rounded to the nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended May 31, 2007. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Merrill Lynch, Citigroup Global Markets, UBS Warburg, and Morgan Stanley Dean Witter. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended May 31, 2007.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, JPMorgan Clearing, Lazard Freres & Co., Lehman Brothers, Pipeline, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund†
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,	The ten funds:
and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2030 Fund
investment portfolios that spread your	Putnam RetirementReady 2025 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	James P. Pappas
Putnam Investment	Charles E. Haldeman, Jr.	Vice President
Management, LLC	President
One Post Office Square		Richard S. Robie, III
Boston, MA 02109	Charles E. Porter	Vice President
Executive Vice President,
Marketing Services	Principal Executive Officer,	Francis J. McNamara, III
Putnam Retail Management	Associate Treasurer and	Vice President and
One Post Office Square	Compliance Liaison	Chief Legal Officer
Boston, MA 02109
	Jonathan S. Horwitz	Robert R. Leveille
Custodian	Senior Vice President	Vice President and
State Street Bank	and Treasurer	Chief Compliance Officer
and Trust Company
	Steven D. Krichmar	Mark C. Trenchard
Legal Counsel	Vice President and	Vice President and
Ropes & Gray LLP	Principal Financial Officer	BSA Compliance Officer

Trustees	Janet C. Smith	Judith Cohen
John A. Hill, Chairman	Vice President, Principal	Vice President, Clerk and
Jameson Adkins Baxter,	Accounting Officer and	Assistant Treasurer
Vice Chairman	Assistant Treasurer
Charles B. Curtis		Wanda M. McManus
Myra R. Drucker	Susan G. Malloy	Vice President, Senior Associate
Charles E. Haldeman, Jr.	Vice President and	Treasurer and Assistant Clerk
Paul L. Joskow	Assistant Treasurer
Elizabeth T. Kennan		Nancy E. Florek
Kenneth R. Leibler	Beth S. Mazor	Vice President, Assistant Clerk,
Robert E. Patterson	Vice President	Assistant Treasurer
George Putnam, III		and Proxy Manager
W. Thomas Stephens
Richard B. Worley

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA020 245510 7/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 26, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 26, 2007